                       CORPORATE ACCESS NUMBER: 203707310

                                   [ALBERTA LOGO]

                           BUSINESS CORPORATIONS ACT

                                   CERTIFICATE

                                       OF

                           AMENDMENT AND REGISTRATION

                              OF RESTATED ARTICLES

                        RIVERVIEW MANAGEMENT CORPORATION
                      AMENDED ITS ARTICLES ON 1998/08/07.




                                                [REGISTRAR OF CORPORATIONS SEAL]

                                                                 20370731
                                                           ---------------------
                                                           Corporate Account No.
                                 [ALBERTA LOGO]

                           BUSINESS CORPORATIONS ACT

                                     FORM 5

                            CERTIFICATE OF AMENDMENT

                      - RIVERVIEW MANAGEMENT CORPORATION -
--------------------------------------------------------------------------------
                              Name of Corporation

I HEREBY CERTIFY THAT THE ARTICLES OF THE ABOVE-MENTIONED CORPORATION WERE AMENDED.

/ / UNDER SECTION 13 OF THE BUSINESS CORPORATIONS ACT IN ACCORDANCE WITH THE ATTACHED NOTICE;

/ / UNDER SECTION 27 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT DESIGNATING A SERIES OF SHARES;

/X/ UNDER SECTION 171 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT;

/ / UNDER SECTION 185 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF REORGANIZATION;

/ / UNDER SECTION 186 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF ARRANGEMENT.


                                                          [SIG]
                                         ---------------------------------------
                                                Registrar of Corporations


                                                   February 24, 1993
                                        ---------------------------------------
                                                   Date of Amendment

[ALBERTA CORPORATE REGISTRY
CONSUMER AND CORPORATE AFFAIRS SEAL]

                                                                 20370731
                                                                 --------
                                                           Corporate Account No.
                                    ALBERTA

                           BUSINESS CORPORATIONS ACT

                                     Form 2

                          CERTIFICATE OF INCORPORATION


                      - RIVERVIEW MANAGEMENT CORPORATION -

                              Name of Corporation


I HEREBY CERTIFY THAT THE ABOVE-MENTIONED CORPORATION, THE ARTICLES OF INCORPORATION OF WHICH ARE ATTACHED, WAS INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT OF THE PROVINCE OF ALBERTA.






                                                         [SIG]
                                       -----------------------------------------
                                               Registrar of Corporations



                                                   September 9, 1987
           ALBERTA                             -----------------------
      CORPORATE REGISTRY                         Date of Incorporation
CONSUMER AND CORPORATE AFFAIRS

       NAME/STRUCTURE CHANGE ALBERTA CORPORATION - REGISTRATION STATEMENT
SERVICE REQUEST NUMBER:                           517574
CORPORATE ACCESS NUMBER:                          203707310
PREVIOUS LEGAL ENTITY NAME:                       RIVERVIEW MANAGEMENT CORPORATION
PREVIOUS FRENCH EQUIVALENT NAME:
LEGAL ENTITY NAME:                                RIVERVIEW MANAGEMENT CORPORATION
FRENCH EQUIVALENT NAME:
LEGAL ENTITY STATUS:                              Active
ALBERTA CORPORATION TYPE:                         Named Alberta Corporation
NUANS REPORT NUMBER:                              PRE-CONV
NUANS REPORT DATE:                                1987/09/09
FRENCH NAME NUANS REPORT NUMBER:
FRENCH NAME NUANS REPORT DATE:
CLASSES OF SHARES AND ANY
MAXIMUM NUMBER (WITHIN EACH CLASS):               SHARE CAPITAL ATTACHMENT
RESTRICTIONS ON SHARE TRANSFERS:                  SHARE TRANSFER RESTRICTIONS ATTACHMENT
MINIMUM NUMBER OF DIRECTORS:                      2
MAXIMUM NUMBER OF DIRECTORS:                      7
RESTRICTIONS ON BUSINESS TO:                      NONE
RESTRICTIONS ON BUSINESS FROM:                    NONE
OTHER PROVISIONS:                                 OTHER PROVISIONS ATTACHMENT
SECTION AND SUBSECTION OF ACT CHANGE MADE UNDER:  SECTION 167(1)(C),(D),(E) AND (F)
DIRECTORS ISSUE SHARES IN SERIES:
PROFESSIONAL ENDORSEMENT PROVIDED:
FUTURE DATING REQUIRED:
AMENDMENT DATE:                                   1998/08/07

-----------------------------------------------------------------------------------------
ANNUAL RETURNS
FILE YEAR                     DATE FILED
1997                          1997/11/05
1996
1995
-----------------------------------------------------------------------------------------


Court Orders
ORDER TYPE      ORDER DATE      ORDER NUMBER      JUDICIAL DISTRICT      TERMINATION DATE
----------      ----------      ------------      -----------------      ----------------

-----------------------------------------------------------------------------------------

ATTACHMENTS

==============================================================================
ATTACHMENT TYPE                          MICROFILM BAR CODE      DATE RECORDED
==============================================================================
Share Capital                            ELECTRONIC              1998/08/07
==============================================================================
Restrictions on Share Transfers          ELECTRONIC              1998/08/07
==============================================================================
Other Rules or Provisions                ELECTRONIC              1998/08/07
==============================================================================
Section 167(1)(f) Schedule               ELECTRONIC              1998/08/07
==============================================================================


REGISTRATION AUTHORIZED BY: MAX J. WANDINGER
                            SOLICITOR

                              PROVINCE OF ALBERTA                        FORM 4
                         CONSUMER AND CORPORATE AFFAIRS

                           BUSINESS CORPORATIONS ACT
                              (SECTIONS 27 OR 171)

                             ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.     NAME OF CORPORATION:                  2.   CORPORATE ACCESS NUMBER:

       RIVERVIEW MANAGEMENT                       20370731
       CORPORATION
--------------------------------------------------------------------------------
3.     THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

A.     Pursuant to paragraphs 167(1)(c), 167(1)(d) and 167(1)(e) of the Business
       Corporations Act, to delete therefrom Articles 2 in its entirety and to substitute therefor the following:

       2.     The Classes and Any Maximum Number of Shares
              That the Corporation is Authorized to Issue

       2.1         Authorized Capital

              (a)  An unlimited number of Class "A" voting common shares;
              (b)  An unlimited number of Class "B" voting common shares;
              (c)  An unlimited number of Class "C" non-voting common shares;
              (d)  An unlimited number of Class "D" non-voting common shares;
              (e)  An unlimited number of Class "E" non-voting common shares;
              (f)  An unlimited number of Class "F" non-voting common shares;
              (g)  An unlimited number of Class "G" non-voting common shares;
              (h)  An unlimited number of Class "H" non-voting common shares;
              (i)  An unlimited number of Class "I" non-voting common shares;
              (j)  An unlimited number of Class "J" voting Redeemable Preferred shares;
              (k)  An unlimited number of Class "K" non-voting Redeemable Preferred shares; and
              (l)  An unlimited number of Class "L" non-voting Redeemable Preferred shares.

       2.2 The Special Rights, Privileges, Restrictions and Conditions Attaching to each Class of Shares

       2.2(A)      COMMON SHARES

              (a)  Voting

                   The holders of Class "A", Class "B" and Class "J" shares shall be entitled to receive notice of and to vote at all meetings of the shareholders of the Corporation except meetings at which only holders of a specified class of shares are by the provisions of the Business Corporations Act entitled to vote. Subject always to the Business Corporations
                   Act, the holders of Class "C", "D", "E", "F", "G", "H", "I",
                   "K" and "L" shares shall not be entitled to receive notice of or attend any meetings of the shareholders of the Corporation and shall not be entitled to vote at such meetings.


      (b)   Dividends

            Subject to the rights of the holders of all of the preferred classes of shares, the holders of the Common Shares shall be entitled to receive dividends declared and payable by the Corporation on the Common Shares.

            The holders of each share of every class of the shares shall be entitled to receive dividends as and when declared by the Directors, acting in their sole discretion, which dividends may be declared on one class of shares wholly or partially to the exclusion of dividends in respect of any other class of shares.

      (c)   Liquidation

            In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary:

            (i) the holders of the Class "J", "K" and "L" shares shall rank equally amongst themselves as to each share held and shall be entitled to receive before distribution of any part of the assets of the Corporation amongst the holders of shares of any other class in the share capital of the Corporation, an amount equal to one hundred (100%) per cent of the redemption Amount of the shares and any dividends declared thereon and unpaid and no more; and

            (ii) the holders of the Class "A" shares shall be entitled to receive in respect of each Class "A" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "B", "C", "D", "E", "F", "G", "H" and "I" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "A" shares is divided by the number of Class "A" shares then outstanding;

            (iii) the holders of the Class "B" shares shall be entitled to receive in respect of each Class "B" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "C", "D", "E", "F", "G", "H" and "I" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "B" shares is divided by the number of Class "B" shares then outstanding;

            (iv) the holders of the Class "C" shares shall be entitled to receive in respect of each Class "C" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "D", "E", "F", "G", "H" and "I" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "C" shares is divided by the number of Class "C" shares then outstanding;

            (v) the holders of the Class "D" shares shall be entitled to receive in respect of each Class "D" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "E", "F", "G", "H" and "I" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "D" shares is divided by the number of Class "D" shares then outstanding:

            (vi) the holders of the Class "E" shares shall be entitled to receive in respect of each Class "E" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "F", "G", "H" and "I" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "E" shares is divided by the number of Class "E" shares then outstanding:

            (vii) the holders of the Class "F" shares shall be entitled to receive in respect of each Class "F" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "G", "H" and "I" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "F" shares is divided by the number of Class "F" shares then outstanding;

            (viii) the holders of the Class "G" shares shall be entitled to receive in respect of each Class "G" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "H" and "I" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "G" shares is divided by the number of Class "G" shares then outstanding:

            (ix) the holders of the Class "H" shares shall be entitled to receive in respect of each Class "H" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "I" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "H" shares is divided by the number of Class "H" shares then outstanding:

            (x) the holders of the Class "I" shares shall be entitled to receive in respect of each Class "I" share held, before distribution of any part of the assets of the Corporation amongst the holders of any other class of shares in the share capital of the Corporation other than a distribution pursuant to paragraphs 2.2(f)(i) through 2.2(f)(ix) herein, an amount equal to the quotient obtained when the stated capital maintained for the Class "I" shares is divided by the number of Class "I" shares then outstanding; and

            (xi) thereafter, the holders of Class "A", "B", "C", "D", "E", "F", "G", "H" and "I" shares shall be entitled to participate equally amongst themselves in respect of each share held in any further distribution of the assets of the Corporation.

2.2(B)      CLASS "J" VOTING REDEEMABLE PREFERRED SHARES


            An unlimited number of Class "J" Voting Redeemable Preferred Shares (in this paragraph referred to as the "Class "J" Voting Redeemable Preferred Shares") have been created by the Corporation for the purpose of issuances in exchange for property, (other than a promissory note or a promise to pay), and the Class "J" Voting Redeemable Preferred Shares shall have the following rights, restrictions, privileges, conditions and limitations:

(a)  Dividend Rights

     The holders of Class "J" Voting Redeemable Preferred Shares shall be entitled to receive dividends as and when declared by the Directors but always in preference and priority to any payment of dividends on any other shares of the Corporation (except any shares which by their terms are specifically stated to rank prior to the Class "J" Voting Redeemable Preferred Shares in the declaration and payment of dividends) out of the monies of the Corporation properly applicable to the payment of dividends, which dividends shall be non-cumulative preferential dividends at a rate per annum equal to the prescribed rate of interest for the purposes of subsection 256(11) of the Income Tax Act (Canada) as of the time of issuance of the first then issued shares of the particular class (the "Prescribed Rate") in each case on the Redemption Amount thereof (as described herein) as may be determined by the Directors, payable at such time or times and at such place or places as the Directors may determine. The Directors shall be entitled from time to time to declare part of the said non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. The said dividends shall be non-cumulative whether earned or not earned and if in any fiscal year the Directors in their discretion shall not declare the said dividends or any part thereof, then the right of the holders of the Preferred shares to such dividends or to any undeclared part thereof for the fiscal year shall be extinguished. The holders of the Class "J" Voting Redeemable Preferred Shares shall in no circumstances be entitled to any dividends other than or in excess of the non-cumulative dividends at the rate herein provided for.

(b)  Repayment of Capital

     In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of its assets amongst the shareholders by way of repayment of capital, the holders of the Class "J" Voting Redeemable Preferred Shares shall be entitled to receive an amount per share equal to the Redemption Amount (as hereinafter defined) together with all declared but unpaid dividends thereon to the date of the liquidation, dissolution or winding up in priority to any distribution to the holders of any other shares of the Corporation (except any shares which by the terms are specifically stated to rank prior to the Class "J" Voting Redeemable Preferred Shares in respect of such distributions) and the holders of the Class "J" Voting Redeemable Preferred Shares shall have no further right to participate in profits or assets in respect of such liquidation, dissolution or winding up of the Corporation.

(c)  Redemption

     (i) The Class "J" Voting Redeemable Preferred Shares, or any number thereof, shall be subject to redemption at an amount per share equal to the amount obtained by dividing the difference between the fair market value of the property (the "Property") transferred to the Corporation on the issuance of the Class "J" Voting Redeemable Preferred Shares and the amount of any consideration (other than Class "J" Voting Redeemable Preferred Shares) transferred to the transferor of the Property in connection with the transfer, by the number of Class "J" Voting Redeemable Preferred Shares issued on the transfer of the Property to the Corporation (the "Redemption Amount") together with all declared but unpaid dividends thereon, if any, at any time at the option of the Directors without the consent of the holders thereof. If less than all of the outstanding Class "J" Voting Redeemable Preferred Shares shall be so redeemed, the shares to be redeemed shall at any particular time, or from time to time, be selected by lot or otherwise in such manner as the Directors may determine. Written notice shall be provided to all holders of the number of shares redeemed and the notice shall provide that payment for the redeemed shares shall be made at the place in Canada designated in the aforesaid notice upon surrender of the certificate or certificates for the shares so redeemed. From and after the date of the giving of the notice of redemption the Class "J" Voting Redeemable Preferred Shares called for redemption shall be deemed to be redeemed and the holders thereof shall have no rights whatsoever in respect thereof except to receive the payment therefor upon surrender of the certificate on certificates representing the redeemed Class "J" Voting Redeemable Preferred Shares. The Directors may make and enforce all and any other such reasonable regulations not inconsistent with this paragraph or the Articles or By-laws governing the manner of the redemption of the Class "J" Voting Redeemable Preferred Shares as they may in their sole discretion deem advisable.

          (iii) The Class "J" Voting Redeemable Preferred Shares or any number thereof shall be subject to redemption at an amount per share equal to the Redemption Amount together with all declared but unpaid dividends thereon, if any, at any time at the option of the holders thereof without the consent of the Directors, or the Corporation, provided that if the Corporation would be prevented by the Business Corporations Act of Alberta or any other law in force in the Province of Alberta from redeeming all of the Class "J" Voting Redeemable Preferred Shares required to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class "J" Voting Redeemable Preferred Shares that it is permitted by law to redeem and the Corporation shall redeem the balance of the outstanding Class "J" Voting Redeemable Preferred Shares in respect of which redemption has been demanded by the holder at such time or times as the redemption is permitted by applicable law. Payment for such Class "J" Voting Redeemable Preferred Shares shall be made by cheque payable at any branch in Canada of the Corporation's bankers upon surrender of the certificates representing the Class "J" Voting Redeemable Preferred Shares to be redeemed.

          (ii) As set out above, the Redemption Amount per share of the Class "J" Voting Redeemable Preferred Shares is intended to equal the difference between the fair market value of the Property transferred to the Corporation on the issuance of the Class "J" Voting Redeemable Preferred Shares and the amount of any consideration (other than Class "J" Voting Redeemable Preferred Shares) transferred to the transferor of the Property in connection with the transfer divided by the number of Class "J" Voting Redeemable Preferred Shares issued on the transfer of the Property to the Corporation. Provided that should it be determined at any time by:

                    (A)       a tribunal or court of competent jurisdiction; or
                    (B) agreement with the Department of National Revenue, Taxation; or
                    (C) agreement between the Corporation and the holder of the Class "J" Voting Redeemable Preferred Shares;

                  that the difference between the fair market value of the Property transferred to the Corporation on the issuance of the Class "J" Voting Redeemable Preferred Shares and the amount of any consideration (other than Class "J" Voting Redeemable Preferred Shares) transferred to the transferor of the property in connection with the transfer is different from the determination of such difference as made by the Directors on the issuance of the Class "J" Voting Redeemable Preferred Shares then, in such event, subject to the Business Corporations Act of Alberta, the Redemption Amount as defined herein of the Class "J" Voting Redeemable Preferred Shares then issued and outstanding shall be adjusted accordingly and retroactively, effective as of the date of issuance of the Class "J" Voting Redeemable Preferred Shares to equal the amount which is obtained by dividing the difference (as determined pursuant to (A), (B) or (C) above, as the case may
                  be) between the fair market value of the Property transferred to the Corporation and the amount of any consideration (other than Class "J" Voting Redeemable Preferred Shares) transferred to the transferor by the number of Class "J" Voting Redeemable Preferred Shares issued upon the transfer of the Property to the Corporation.

         (iv) In the event that dividends are paid on the Class "J" Voting Redeemable Preferred Shares between the date of issuance of the Class "J" Voting Redeemable Preferred Shares and the actual date of adjustment provided for above then, forthwith upon any adjustment being made, an amount shall be paid by the Corporation or by the recipient of the dividend on the Class "J" Voting Redeemable Preferred Shares, as the case may be, together with interest thereon at the prime rate of interest charged by the bankers of the Corporation at the date of payment of the dividends computed from the date of the payment of the dividends to the date of the payment provided for in this subparagraph which amount shall be equal to the difference between the amount of dividend actually received and the amount of dividend which would have been received if the aforesaid adjustment had actually been made at the date of issuance of the Class "J" Voting Redeemable Preferred Shares.

         (v) In the event that any Class "J" Voting Redeemable Preferred Shares are redeemed before the actual date of any adjustment provided for above then, forthwith upon any adjustment being made, an amount shall be paid by the Corporation or the person whose Class "J" Voting Redeemable Preferred Shares were redeemed, as the case may be, together with interest thereon at the prime rate of interest charged by the bankers of the Corporation at the date of the redemption of the Class "J" Voting Redeemable Preferred Shares computed from the actual date of payment of the Redemption Amount to the date of the payment provided for in this subparagraph, which amount shall be equal to the difference between the amount actually paid on the redemption of the Class "J" Voting Redeemable Preferred Shares and the amount which would have been paid if the aforesaid adjustment had actually been made at the date of issuance of then redeemed Class "J" Voting Redeemable Preferred Shares.

         (vi) The Directors shall not allot and issue any Class "J" Voting Redeemable Preferred Shares or approve of the transfer of any Class "J" Voting Redeemable Preferred Shares unless the person to whom the shares are issued or the transferee, as the case may be, is made aware of the provisions of this paragraph and agrees, in a form and manner satisfactory to the Directors, to be bound by and comply with the provisions of this paragraph.

                (vii) Upon any adjustment being made pursuant to the provisions of this paragraph the stated capital of the Class "J" Voting Redeemable Preferred Shares shall, if the Directors decide that any adjustment to the stated capital of the Class "J" Voting Redeemable Preferred Shares is necessary or desirable, be adjusted accordingly and retroactively as of the date of issuance of the Class "J" Voting Redeemable Preferred Shares to the amount determined by the Directors subject to the provisions of the Business Corporations Act of Alberta.

        (d)     Purchase for Cancellation

                The Corporation shall have the right at its option at any time and from time to time, to purchase for cancellation the whole or any part of the Class "J" Voting Redeemable Preferred Shares outstanding pursuant to an agreement between the Corporation and any holder of Class "J" Voting Redeemable Preferred Shares or pursuant to tenders received by the Corporation upon request for tenders addressed to all holders of Class "J" Voting Redeemable Preferred Shares at the lowest price per share at which in the opinion of the Directors such shares are obtainable but not exceeding the Redemption Amount of Class "J" Voting Redeemable Preferred Shares and from and after the date of such purchase of any Class "J" Voting Redeemable Preferred Shares such shares shall be regarded as having been redeemed; provided that, if in response to an invitation for tenders, two or more shareholders submit tenders at the same price and if such tenders are acceptable to the Corporation in whole or in part, then, unless the Corporation accepts all such tenders in whole, the Corporation shall accept such tenders in proportion as nearly as may be to the number of shares offered in each such tender.

2.2(C)          CLASS "K" NON-VOTING REDEEMABLE PREFERRED SHARES

                An unlimited number of Class "K" Redeemable Preferred Shares (in this paragraph referred to as the "Class "K" Redeemable Preferred Shares") have been created by the Corporation for the purpose of issuances in exchange for property, (other than a promissory note or a promise to pay), and the Class
"K" Preferred Shares shall have the following rights, restrictions, privileges, conditions and limitations:

        (a)     Dividend Rights

                The holders of Class "K" Preferred Shares shall be entitled to receive dividends as and when declared by the Directors but always in preference and priority to any payment of dividends on any other shares of the Corporation (except any shares which by their terms are specifically stated to rank prior to the Class "K" Preferred Shares in the declaration and payment of dividends) out of the monies of the Corporation properly applicable to the payment of dividends, which dividends shall be non-cumulative preferential dividends at a rate per annum equal to the prescribed rate of interest for the purposes of subsection 256(11) of the Income Tax Act (Canada) as of the time of issuance of the first then issued shares of the particular class (the "Prescribed Rate") in each case on the Redemption Amount thereof (as described herein) as may be determined by the Directors, payable at such time or times and at such place or places as the Directors may determine. The Directors shall be entitled from time to time to declare part of the said non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. The said dividends shall be non-cumulative whether earned or not earned and if in any fiscal year the Directors in their discretion shall not declare the said dividends or any part thereof, then the right of the holders of the Preferred shares to such dividends or to any undeclared part thereof for the fiscal year shall be extinguished. The holders of the Class "K" Preferred shares shall in no circumstances be entitled to any dividends other than or in excess of the non-cumulative dividends at the rate herein provided for.

        (b)     Repayment of Capital

                In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of its assets amongst the shareholders by way of repayment of capital, the holders of the Class "K" Preferred Shares shall be entitled to receive an amount per share equal to the Redemption Amount (as hereinafter defined) together with all declared but unpaid dividends thereon to the date of the liquidation, dissolution or winding up in priority to any distribution to the holders of any other shares of the Corporation (except any shares which by their terms are specifically stated to rank prior to the Class "K" Preferred Shares in respect of such distributions) and the holders of the Class "K" Preferred Shares shall have no further right to participate in profits or assets in respect of such liquidation, dissolution or winding up of the Corporation.

        (c)     Redemption

                (i) The Class "K" Preferred Shares, or any number thereof, shall be subject to redemption at an amount per share equal to the amount obtained by dividing the difference between the fair market value of the property (the "Property") transferred to the Corporation on the issuance of the Class "K" Preferred Shares and the amount of any consideration (other than Redeemable Preferred Shares) transferred to the transferor of the Property in connection with the transfer by the number of Class "K" Preferred Shares issued on the transfer of the Property to the Corporation (the "Redemption Amount") together with all declared but unpaid dividends thereon, if any, at any time at the option of the Directors without the consent of the holders thereof and if less than the whole amount of the outstanding Class "K" Preferred Shares shall be so redeemed, the shares to be redeemed shall at any particular time, or from time to time, be selected by lot or otherwise in such manner as the Directors may determine. Written notice shall be provided to all holders of the number of shares redeemed and the notice shall provide that payment for the redeemed shares shall be made at the place in Canada designated in the aforesaid notice upon surrender of the certificate or certificates for the shares so redeemed. From and after the date of the giving of the notice of redemption the Class "K" Preferred Shares called for redemption shall be deemed to be redeemed and the holders thereof shall have no rights whatsoever in respect thereof except to receive the payment therefor upon surrender of the certificate or certificates representing the redeemed Class "K" Preferred Shares. The Directors may make and enforce all and any other such reasonable regulations not inconsistent with this paragraph or the Articles or By-laws governing the manner of the redemption of the Class "K" Preferred Shares as they may in their sole discretion deem advisable.

        (ii) The Class "K" Preferred Shares or any number thereof shall be subject to redemption at an amount per share equal to the Redemption Amount together with all declared but unpaid dividends thereon, if any, at any time at the option of the holders thereof without the consent of the Directors, or the Corporation, provided that if the Corporation would be prevented by the Business Corporations Act of Alberta or any other law in force in the Province of Alberta from redeeming all of the Class "K" Preferred Shares required to be redeemed, then the Corporations shall redeem, disregarding fractions, that number of Class "K" Preferred Shares that it is permitted by law to redeem and the Corporation shall redeem the balance of the outstanding Class "K" Preferred Shares in respect of which redemption has been demanded by the holder at such time or times as the redemption is permitted by applicable law. Payment for such Class "K" Preferred Shares shall be made by cheque payable at any branch in Canada of the Corporation's bankers upon surrender of the certificate or certificates representing the Class "K" Preferred Shares to be redeemed.

        (iii) As set out above, the Redemption Amount per share of the Class "K" Preferred Shares is intended to equal the difference between the fair market value of the Property transferred to the Corporation on the issuance of the Class "K" Preferred Shares and the amount of any consideration (other than Class "K" Preferred Shares) transferred to the transferor of the Property in connection with the transfer, divided by the number of Class "K" Preferred Shares issued on the transfer of the Property to the Corporation. Provided that should it be determined at any time by:

                (A) a tribunal of court of competent jurisdiction; or
                (B) agreement with the Department of National Revenue,
                    Taxation; or
                (C) agreement between the Corporation and the holder of the
                    Class "K" Preferred Shares;

                that the difference between the fair market value of the Property transferred to the Corporation on the issuance of the Class "K" Preferred Shares and the amount of any consideration (other than Class "K" Preferred Shares) transferred to the transferor of the property in connection with the transfer is different from the determination of such difference as made by the Directors on the issuance of the Class "K" Preferred Shares then, in such event, subject to the Business Corporations Act of Alberta, the Redemption Amount as defined herein of the Class "K" Preferred Shares then issued and outstanding shall be adjusted accordingly and retroactively, effective as of the date of issuance of the Class "K" Preferred Shares to equal the amount which is obtained by dividing the difference (as determined pursuant to (A), (B) or (C) above, as the case may be) between the fair market value of the Property transferred to the Corporation and the amount of any consideration (other than Class "K" Preferred Shares) transferred to the trasferor by the number of Class "K" Preferred Shares issued upon the transfer of the Property to the Corporation.

        (iv) In the event that dividends are paid on the Class "K" Preferred Shares between the date of issuance of the Class "K" Preferred Shares and the actual date of adjustment, provided for above then, forthwith upon any adjustment being made, an amount shall be paid by the Corporation or by the recipient of the dividend on the Class "K" Preferred Shares, as the case may be, together with interest thereon at the prime rate of interest charged by the bankers of the Corporation at the date of payment of the dividends computed from the date of payment of the dividends to the date of the payment provided for in this subparagraph which amount shall be equal to the difference between the amount of dividend actually received and the amount of dividend which would have been received if the aforesaid adjustment had actually been made at the date of issuance of the Class "K" Preferred Shares.

          (v) In the event that any Class "K" Preferred Shares are redeemed before the actual date of any adjustment provided for above then, forthwith upon any adjustment being made, an amount shall be paid by the Corporation or the person whose Class "K" Preferred Shares were redeemed, as the case may be, together with interest thereon at the prime rate of interest charged by the bankers of the Corporation at the date of the redemption of the Class "K" Preferred Shares computed from the actual date of payment of the Redemption Amount to the date of the payment provided for in this subparagraph, which amount shall be equal to the difference between the amount actually paid on the redemption of the Class "K" Preferred Shares and the amount which would have been paid if the aforesaid adjustment had actually been made at the date of issuance of the then redeemed Class "K" Preferred Shares.

          (vi) The Directors shall not allot and issue any Class "K" Preferred Shares or approve of the transfer of any Class "K" Preferred Shares unless the person to whom the shares are issued or the transferee, as the case may be, is made aware of the provisions of this paragraph and agrees, in a form and manner satisfactory to the Directors, to be bound by and comply with the provisions of this paragraph.

          (vii) Upon any adjustment being made pursuant to the provisions of this paragraph the stated capital of the Class "K" Preferred Shares shall, if the Directors decide that any adjustment to the stated capital of the Class "K" Preferred Shares is necessary or desirable, be adjusted accordingly and retroactively as of the date of issuance of Class "K" Preferred Shares to the amount determined by the Directors subject to the provisions of the Business Corporations Act of Alberta.

     (d)  Purchase for Cancellation

          The Corporation shall have the right at its option at any time and from time to time, to purchase for cancellation the whole or any part of the Class "K" Preferred Shares outstanding pursuant to an agreement between the Corporation and any holder of Class "K" Preferred Shares or pursuant to tenders received by the Corporation upon request for tenders addressed to all holders of Class "K" Preferred Shares at the lowest price per share at which in the opinion of the Directors such shares are obtainable but not exceeding the Redemption Amount of Class "K" Preferred Shares and from and after the date of such purchase of any Class "K" Preferred Shares such shares shall be regarded as having been redeemed; provided that, if in response to an invitation for tenders, two or more shareholders submit tenders at the same price and if such tenders are acceptable to the Corporation in whole or in part, then, unless the Corporation accepts all such tenders in whole, the Corporation shall accept such tenders in proportion as nearly as may be to the number of shares offered in each such tender.

2.2(D)              CLASS "L" NON-VOTING REDEEMABLE PREFERRED SHARES

                    An unlimited number of Class "L" Redeemable Preferred Shares (in this paragraph referred to as the "Class "L" Preferred Shares") have been created by the Corporation for the purpose of issuances in exchange for property, (other than a promissory note or a promise to pay), and the Class "K" Preferred Shares shall have the following rights, restrictions, privileges, conditions and limitations:

          (a)       Dividend Rights

                    The holders of Class "K" Preferred Shares shall be entitled to receive dividends as and when declared by the Directors but always in preference and priority to any payment of dividends on any other shares of the Corporation (except any shares which by their terms are specifically stated to rank prior to the Class "L" Preferred Shares in the declaration and payment of dividends) out of the monies of the Corporation properly applicable to the payment of dividends, which dividends shall be non-cumulative preferential dividends at a rate per annum equal to the prescribed rate of interest for the purposes of subsection 256(11) of the Income Tax Act (Canada) as of the time of issuance of the first then issued shares of the particular class (the "Prescribed Rate"") in each case on the Redemption Amount thereof (as described herein) as may be determined by the Directors, payable at such time or times and at such place or places as the Directors may determine. The Directors shall be entitled from time to time to declare part of the said non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. The said dividends shall be non-cumulative whether earned or not earned and if in any fiscal year the Directors in their discretion shall not declare the said dividends or any part thereof, then the right of the holders of the Preferred shares to such dividends or to any undeclared part thereof for the fiscal year shall be extinguished. The holders of the Class "L" Preferred shares shall in no circumstances be entitled to any dividends other than or in excess of the non-cumulative dividends at the rate herein provided for.

          (a)       Repayment of Capital

                    In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of it assets amongst the shareholders by way of repayment of capital, the holders of the Class "I", Preferred Shares shall be entitled to receive an amount per share equal to the Redemption Amount (as hereinafter defined) together with all declared but unpaid dividends thereon to the date of the liquidation, dissolution or winding up in priority to any distribution to the holders of any other shares of the Corporation (except any shares which by their terms are specifically stated to rank prior to the Class "L" Preferred Shares in respect of such distributions) and the holders of the Class "L" Preferred Shares shall have no further right to participate in profits or assets in respect of such liquidation, dissolution or winding up of the Corporation.

          (c)       Redemption

                    (i) The Class "L" Preferred Shares, or any number thereof, shall be subject to redemption at an amount per share equal to the amount obtained by dividing the difference between the fair market value of the property (the "Property") transferred to the Corporation on the issuance of the Class "L" Preferred Shares and the amount of any consideration (other than Class "L" Preferred Shares) transferred to the transferor of the Property in connection with the transfer by the number of Class "L" Preferred Shares issued on the transfer of the Property to the Corporation (the "Redemption Amount") together with all declared but unpaid dividends thereon, if any, at any time at the option of the Directors without the consent of the holders thereof and if less than all of the outstanding Class "L" Preferred Shares shall be so redeemed, the shares to be redeemed shall at any particular time, or from time to time, be selected by lot or otherwise in such manner as the Directors may determine. Written notice shall be provided to all holders of the number of shares redeemed and the notice shall provide that payment for the redeemed shares shall be made at the place in Canada designated in the aforesaid notice upon surrender of the certificate or certificates for the shares so redeemed. From and after the date of the giving of the notice of redemption the Class "L" Preferred Shares called for redemption shall be deemed to be redeemed and the holders thereof shall have no rights whatsoever in respect thereof except to receive the payment therefor upon surrender of the certificate or certificates representing the redeemed Class "L" Preferred Shares. The Directors may make and enforce all and any other such reasonable regulations not inconsistent with this paragraph or the Articles or By-laws governing the manner of the redemption of the Class "L" Preferred Shares as they may in their sole discretion deem advisable.

(ii) The Class "L" Preferred Shares or any number thereof shall be subject to redemption at an amount per share equal to the Redemption Amount together with all declared but unpaid dividends thereon, if any, at any time at the option of the holders thereof without the consent of the Directors, or the Corporation, provided that if the Corporation would be prevented by the Business Corporations Act of Alberta or any other law in force in the Province of Alberta from redeeming all of the Class "L" Preferred Shares required to be redeemed, then the Corporation shall redeem, disregarding fractions, that number of Class "L" Preferred Shares that it is permitted by law to redeem and the Corporation shall redeem the balance of the outstanding Class "L" Preferred Shares in respect of which redemption has been demanded by the holder at such time or times as the redemption is permitted by applicable law. Payment for such Class "L" Preferred Shares shall be made by cheque payable at any branch in Canada of the Corporation's bankers upon surrender of the certificate or certificates representing the Class "L" Preferred Shares to be redeemed.

(iii) As set out above, the Redemption Amount per share of the Class "L" Preferred Shares is intended to equal the difference between the fair market value of the Property transferred to the Corporation on the issuance of the Class "L" Preferred Shares and the amount of any consideration (other than Class "L" Preferred Shares) transferred to the transferor of the Property in connection with the transfer, divided by the number of Class "L" Preferred Shares issued on the transfer of the Property to the Corporation. Provided that should it be determined at any time by:

                        (A)  a tribunal of court of competent jurisdiction; or
                        (B)  agreement with the Department of National Revenue,
                              Taxation; or
                        (C) agreement between the Corporation and the holder of the Class "L" Preferred Shares;

                        that the difference between the fair market value of the Property transferred to the Corporation on the issuance of the Class "L" Preferred Shares and the amount of any consideration (other than Class "L" Preferred Shares) transferred to the transferor of the property in connection with the transfer is different from the determination of such difference as made by the Directors on the issuance of the Class "L" preferred Shares then, in such event, subject to the Business Corporations Act of Alberta, the Redemption Amount as defined herein of the Class "L" Preferred Shares then issued and outstanding shall be adjusted accordingly and retroactively, effective as of the date of issuance of the Class "L" Preferred Shares to equal the amount which is obtained by dividing the difference (as determined pursuant to (A), (B) or (C) above, as the case may be) between the fair market value of the Property transferred to the Corporation and the amount of any consideration (other than Class "L" Preferred Shares) transferred to the transferor by the number of Class "L" Preferred Shares issued upon the transfer of the Property to the Corporation.

                (iv) In the event that dividends are paid on the Class "L" Preferred Shares between the date of issuance of the Class "L" Preferred Shares and the actual date of any adjustment provided for above then, forthwith upon any adjustment being made, an amount shall be paid by the Corporation or by the recipient of the dividend on the Class "L" Preferred Shares, as the case may be, together with the interest thereon at the prime rate of interest charged by the bankers of the Corporation at the date of payment of the dividends computed from the date of payment of the dividends to the date of the payment provided for in this subparagraph which amount shall be equal to the difference between the amount of dividend actually received and the amount of dividend which would have been received if the aforesaid adjustment had actually been made at the date of issuance of the Class "L" Preferred Shares.

                (v) In the event that any Class "L" Preferred Shares are redeemed before the actual date of any adjustment provided for above then, forthwith upon any adjustment being made, an amount shall be paid by the Corporation or the person whose Class "L" Preferred Shares were redeemed, as the case may be, together with interest thereon at the prime rate of interest charged by the bankers of the Corporation at the date of the redemption of the Class "L" Preferred Shares computed from the actual date of payment of the Redemption Amount to the date of the payment provided for in this subparagraph, which amount shall be equal to the difference between the amount actually paid on the redemption of the Class "L" Preferred Shares and the amount which would have been paid if the aforesaid adjustment had actually been made at the date of issuance of the then redeemed Class 3 Preferred Shares.

                (vi) The Directors shall not allot and issue any Class "L" Preferred Shares or approve of the transfer of any Class "L" Preferred Shares unless the person to whom the shares are issued or the transferee, as the case may be, is made aware of the provisions of this paragraph and agrees, in a form and manner satisfactory to the Directors, to be bound by and comply with the provisions of this paragraph.

                (vii) Upon any adjustment being made pursuant to the provisions of this paragraph the stated capital of the Class "L" Preferred Shares shall, if the Directors decide that any adjustment to the stated capital of the Class "L" Preferred Shares is necessary or desirable, be adjusted accordingly and retroactively as of the date of issuance of the Class "L" Preferred Shares to the amount determined by the Directors subject to the provisions of the Business Corporations Act of Alberta.

        (d)     Purchase for Cancellation

                The Corporation shall have the right at its option at any time and from time to time, to purchase for cancellation the whole or any part of the Class "L" Preferred Shares outstanding pursuant to an agreement between the Corporation and any holder of Class "L" Preferred Shares or pursuant to tenders received by the Corporation upon request for tenders addressed to all holders of Class "L" Preferred Shares at the lowest price per share at which in the opinion of the Directors such shares are obtainable but not exceeding the Redemption Amount of Class "L" Preferred Shares and from and after the date of such purchase of any Class "L" Preferred Shares such shares shall be regarded as having been redeemed; provided that, if in response to an invitation for tenders, two or more shareholders submit tenders at the same price and if such tenders are acceptable to the Corporation in whole or in part, then, unless the Corporation accepts all such tenders in whole, the Corporation shall accept such tenders in proportion as nearly as may be to the number of shares offered in each such tender.

2.3             OTHER RIGHTS OF THE REDEEMABLE PREFERRED SHARES

                Notwithstanding anything contained in this or any other Schedule to the Articles of the Corporation or the Articles of the Corporation, the Class "J" Voting Redeemable Preferred Shares and the Class "K" and "L" Non-Voting Redeemable Preferred Shares and the Class "K" and "L" Non-Voting Redeemable Preferred Shares shall rank pari passu with each other in respect of all distributions on the liquidation, dissolution or winding up of the Corporation but, for greater certainty, such classes of shares need not rank equally or be treated equally in respect of redemptions made at the option of the Corporation pursuant to the provisions of this Schedule or any other Schedule to the Articles of the Corporation, or in the declaration or payment of dividends and the Directors of the Corporation shall have full and absolute discretion to declare and pay dividends, subject to the limitations in the provisions of this Schedule, or any other Schedule to the Articles of the Corporation, in such amounts, at such time and in such manner as the Directors may determine to any or all (or none) of the Class "J" Preferred Shares, the Class "K" Preferred Shares and the Class "L" Preferred Shares.

2.4             RESTRICTIONS ON PAYMENTS

                Notwithstanding anything contained in or forming a part of this or any other Schedule to the Articles of the Corporation or the Articles of the Corporation, no dividends shall at any time be declared or paid on any shares and no share shall be redeemed, purchased or otherwise acquired where the payment of such dividend or the payment of the redemption, purchase or acquisition price, as the case may be, would have the result of reducing the net realizable value of the assets of the Corporation to an amount that is less than the amount required to redeem all redeemable preferred shares of the Corporation then issued and outstanding and for the purposes of this paragraph, the net realizable value of the assets of the Corporation could be realized in cash at the time less the aggregate of the liabilities of the Corporation at that time.

B. Pursuant to paragraph 167(l)(f) of the Business Corporations Act, to change the One hundred (100) Class "A" common shares, One hundred (100) Class "B" common shares, One hundred (100) Class "C" common shares and Ten
     (10) Class "D" preferred shares in the share capital of the Corporation issued and outstanding immediately prior to this amendment to Two Million (2,000,000) Class "J" preferred shares and Twenty seven thousand six hundred seventy one (27,671) Class "A" shares in the amended share capital of the Corporation.

--------------------------------------------------------------------------------
DATE                                SIGNATURE                         TITLE



August 7, 1998                     /s/ DONALD A. BIALIK               Director
                                   --------------------
                                   DONALD A. BIALIK


--------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY

                                                                          FORM 4


                              PROVINCE OF ALBERTA
                         CONSUMER AND CORPORATE AFFAIRS

                           BUSINESS CORPORATIONS ACT
                              (Section 27 or 171)

                             ARTICLES OF AMENDMENT


1.    NAME OF CORPORATION:               2.  CORPORATE ACCESS NUMBER:

      RIVERVIEW MANAGEMENT CORPORATION                     20370731

3.    THE ARTICLES OF THE ABOVE NAMED CORPORATION ARE AMENDED AS FOLLOWS:

A. Pursuant to paragraphs 167(1)(c), 167(1)(d) and 167(1)(e) of the Business Corporations Act, to delete therefrom Article 2 in its entirety and to substitute therefor the following:

2.    The Classes and Any Maximum Number of
      Shares That The Corporation is Authorized to Issue

2.1         Authorized Capital


      (a)   An unlimited number of Class "A" shares; and
      (b)   An unlimited number of Class "B" shares; and
      (c)   An unlimited number of Class "C" shares; and
      (d)   An unlimited number of Class "D" shares.


2.2 The Special Rights, Privileges, Restrictions and Conditions Attaching to each Class of Shares

      (a)   Voting

            The holder of Class "A" shares shall be entitled to vote at all meetings of the shareholders of the Corporation except meetings at which only holders of a specified class of shares are, by the provisions of the Business Corporations Act, entitled to vote. Subject always to the provisions of the Business Corporations Act, the holders of Class "B", "C" and "D" shares shall not be entitled to receive notice of or attend any meetings of the shareholders of the Corporation and shall not be entitled to vote at such meetings.

      (b)   Dividends

            (i)   Preference

                  The holders of the Class "D" shares shall in each year, at the discretion of the Directors, but without preference or priority with respect to payment of dividends to holders of any other class of shares, be entitled.

                        out of all or any profits or surplus available for dividends, to non-cumulative dividends at the rate of eight (8%) per cent per annum on the Redemption Amount thereof (as described in subsection 2.2(c) herein) as may be determined by the Directors, payable at such time or times and at such place or places as the Directors may determine. The said dividends shall be non-cumulative whether earned or not earned, and if in any fiscal year the Directors in their discretion shall not declare the said dividends or any part thereof, then the right of the holders of the Class "D" shares to such dividends or any greater dividend actually declared for the fiscal year shall be extinguished. The holders of the Class "D" shares shall in no circumstances be entitled to any dividends other than or in excess of the non-cumulative dividends at the rate of eight (8%) per cent per annum herein provided for.

               (ii)     Exclusive

                        Dividends on any class of shares of the Corporation may be declared and paid exclusive of dividends in respect of any other class of shares.

               (iii)    Restriction on Dividends

                        No dividends or distributions of any kind whatsoever shall be declared or made in respect of any of the shares of the Corporation which would be contrary to any applicable law or which would have the effect of reducing the net assets, including goodwill, of the Corporation to an amount insufficient to enable the redemption by the Corporation, at the aggregate of the Redemption Amounts, of the issued and outstanding Class "D" shares.

        (c)     Redemption Amount of Class "D" Shares

                (i) The Redemption Amount for each Class "D" share shall be equal to the fair market value of the property or issued shares of the Corporation of a different class (the "Assets") for which Class "D" shares were issued by the Corporation (the "Asset Value") less the aggregate value of any non-share consideration given or assumed by the Corporation as partial consideration for the Assets (the "Non-Share Value") divided by the number of Class "D" shares issued in exchange for the Assets.

                (ii) Notwithstanding the provisions of the foregoing paragraph 2.2(c)(i) hereof, if the Minister of National Revenue, the Provincial Treasurer of the Province of Alberta, their authorized representative or any similar authority shall assess or reassess the Corporation or its shareholders for income tax (or propose such an assessment or reassessment) on the basis of a determination or assumption that:

                        (A) the fair market value of the Assets received in respect of the issuance of any Class "D" share does not equal the Asset Value; or

                        (B) the Non-Share Value should have been a greater or lesser amount than the amount determined upon issuance of such Class "D" share;

                  then the Asset Value shall be adjusted (the "Adjusted Asset Value") or the Non-Share Value shall be adjusted (the "Adjusted Non-Share Value"), as the case may be, and shall be deemed to be:

                  (C) subject to subparagraph (E), hereof, the fair market value of the Assets or Non-Share Value as determined by the authority making or proposing such an assessment or reassessment, provided that the Directors agree that such determination is accurate; or

                  (D) subject to subparagraph (E) hereof, where the Directors do not agree that the authority's determination is accurate, the fair market value of the Assets or Non-Share Value as determined by a qualified person whom the Directors shall appoint to make that determination forthwith following the making or proposing of such an assessment or reassessment; or

                  (E) where any such assessment or reassessment is the subject of an appeal to a Court of competent jurisdiction, the fair market value of the Assets or Non-Share Value as determined by that Court.

           (iii) In the event of a determination of an Adjusted Asset Value or an Adjusted Non-Share Value then the Redemption Amount payable for each Class "D" share issued in exchange for the Assets shall be adjusted by the Directors and shall be equal to the Adjusted Asset Value (or if there has been no adjustment the Asset Value) less the Adjusted Non-Share Value (or if there has been no adjustment the Non-Share Value) divided by the total number of Class "D" shares issued in exchange for the Assets. If any Non-Share consideration shall have been given or assumed, any Class "D" share shall have been redeemed or any dividends shall have been declared thereon prior to the Redemption Amount being adjusted as aforesaid, any resulting over-payment by the Corporation shall be a debt due on demand to the Corporation from the holder of such Class "D" shares and any resulting under-payment shall be a debt due on demand from the Corporation to the holders of such Class "D" shares.

      (d)  Procedure

           (i) Subject to the Business Corporations Act, the Corporation may, upon giving notice as hereinafter provided, redeem the whole or any part of the Class "D" shares on payment for each Class "D" share to be redeemed of the Redemption Amount, together with all dividends declared thereon and unpaid. Unless waived by the registered holder of the shares to be redeemed, the Corporation shall give not less than thirty
                  (30) days notice in writing of such redemption by mailing such notice to the registered holder of each Class "D" share to be redeemed, specifying the date and place or places of redemption. If notice of any such redemption be given by the Corporation in the manner aforesaid and an amount sufficient to redeem such shares be deposited with any trust company or chartered bank in Canada as specified in the notice on or before the date fixed for redemption, dividends on the Class "D" shares to be redeemed shall cease after the date so fixed for redemption and the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such Class "D" shares, to receive payment therefor out of the monies so deposited. Upon the Redemption

               Amount of such Class "D" shares being deposited with any trust company or chartered bank in Canada as aforesaid, notice shall be given to the holders of the Class "D" shares called for redemption who have failed to present the certificates representing such Class "D" shares, within two (2) months of the date specified for redemption, to the effect that the monies have been so deposited and may be obtained by the holders of the said Class "D" shares upon presentation of the certificates representing such Class "D" shares for redemption at the said trust company or chartered bank in Canada.

(e)  Retractable

     (i) Each holder of a Class "D" share has the right, exercisable by depositing the holder's share certificate with the Corporation at its registered office, to require the Corporation to redeem any Class "D" share within thirty (30) days after the date the certificate is deposited, for an amount equal to one hundred (100%) per cent of the Redemption Amount per Class "D" share so deposited, together with all dividends declared thereon and unpaid. The Corporation will not be obligated to redeem any Class "D" share pursuant to this provision if and so long as the redemption would be contrary to any applicable law.

(f)  Liquidation

     In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary:

     (i) the holders of the Class "D" shares shall be entitled to receive before distribution of any part of the assets of the Corporation amongst the holders of shares of any other class in the share capital of the Corporation, an amount equal to one hundred (100%) per cent of the Redemption Amount of the Class "D" shares and any dividends declared thereon and unpaid and no more;

     (ii) the holders of the Class "A" shares shall be entitled to receive in respect of each Class "A" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "B" and "C" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "A" shares is divided by the number of Class "A" shares then outstanding;

     (iii) the holders of the Class "B" shares shall be entitled to receive in respect of each Class "B" share held, before distribution of any part of the assets of the Corporation amongst the holders of the Class "C" shares in the share capital of the Corporation, an amount equal to the quotient obtained when the stated capital maintained for the Class "B" shares is divided by the number of Class "B" shares then outstanding;

     (iv) the holders of the Class "C" shares shall be entitled to receive in respect of each Class "C" share held, before distribution of any part of the assets of the Corporation amongst the holders of any other class of shares in the share capital of the Corporation other than a distribution pursuant to paragraphs 2.2(f)(i), 2.2(f)(ii) or 2.2(f)(iii) herein, an amount equal to the quotient obtained when the stated capital maintained for the Class "C" shares is divided by the number of Class "C" shares then outstanding; and

                (v) the holders of the Class "A", "B" and "C" shares shall be entitled to participate equally amongst themselves in respect of each Class "A", "B" and "C" share held in any further distribution of the assets of the Corporation.

B. Pursuant to paragraph 167(1)(f) of the Business Corporations Act, to change the ten (10) Class "A" shares in the share capital of the Corporation issued and outstanding immediately prior to this amendment to ten (10) Class "D" redeemable shares in the amended share capital of the Corporation.

C. Pursuant to paragraph 167(1)(l) of the Business Corporations Act, to delete therefrom Article 3 in its entirety and to substitute therefor the following:

3.      Restrictions if any on Share Transfers

        No shares of the Corporation shall be transferred without the approval of the directors of the Corporation either by a resolution passed at a Board of Directors meeting or by an instrument or instruments in writing signed by all the directors.

D. Pursuant to paragraph 167(1)(m) of the Business Corporations Act, to delete therefrom Article 6 in its entirety and to substitute therefor the following:

6.      Other Provisions, if any:

        See Schedule I attached hereto.

--------------------------------------------------------------------------------
DATE                               SIGNATURE                               TITLE


January  25, 1993                       [SIG]                          President
                                        ----------------------------

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FOR DEPARTMENTAL USE ONLY




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
              SCHEDULE I ATTACHED TO THE ARTICLES OF AMENDMENT OF

                        RIVERVIEW MANAGEMENT CORPORATION

6.   Other provisions (if any):

     (a)  The number of shareholders of the Corporation, exclusive of:

          (i)  persons who are in its employment or that of an affiliate; and

          (ii) persons, who having been formerly in its employment or that of an affiliate were, while in that employment, shareholders of the Corporation and have continued to be shareholders of that Corporation after termination of that employment is limited to not more than fifty (50) persons, two or more persons who are joint registered owners of one or more shares being counted as one shareholder.

     (b) Any invitation to the public to subscribe for securities of the Corporation is prohibited.

                           BUSINESS CORPORATIONS ACT                      FORM 1


    [SEAL]                                                      [SEAL]


[ALBERTA LOGO]                                         ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------
1. NAME OF CORPORATION.


          [ILLEGIBLE COPY]
--------------------------------------------------------------------------------
2. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE.


          [ILLEGIBLE COPY]
--------------------------------------------------------------------------------
3. RESTRICTIONS IF ANY ON SHARE TRANSFERS.


          [ILLEGIBLE COPY]
--------------------------------------------------------------------------------
4. NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS.


          2              7
--------------------------------------------------------------------------------
5. IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS,
   SPECIFY THESE RESTRICTIONS.


--------------------------------------------------------------------------------
6. OTHER PROVISIONS IF ANY.



          [ILLEGIBLE COPY]
--------------------------------------------------------------------------------
7. DATE:



--------------------------------------------------------------------------------
  INCORPORATION NAMES:        ADDRESS (INCLUDE POSTAL CODE)       SIGNATURE
--------------------------------------------------------------------------------

                                     [ILLEGIBLE COPY]          [ILLEGIBLE COPY]
--------------------------------------------------------------------------------

                                     [ILLEGIBLE COPY]          [ILLEGIBLE COPY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY

CORPORATE ACCESS NO.                                        INCORPORATION DATE
CCA-06.101

                           THIS IS SCHEDULE "A" TO THE

                           ARTICLES OF INCORPORATION
                            DATED AUGUST 18, 1987 OF
                        RIVERVIEW MANAGEMENT CORPORATION

2.0 The authorized capital of the Corporation is to consist of three classes of shares: 1) an unlimited number of Class A voting common shares without nominal or par value ("Voting Common Shares"), 2) an unlimited number of Class B non-voting common shares without nominal or par value ("Non-Voting Common Shares"), and 3) an unlimited number of non-voting redeemable preferred shares ("Redeemable Preferred Shares").

2.1 The maximum price or consideration at or for which the Voting Common Shares or the Non-Voting Common Shares may be issued or sold is not limited in amount, and the maximum price or consideration at or for which the Redeemable Preferred Shares may be issued or sold is not limited in amount, provided however, that the Voting Common Shares, the Non-Voting Common Shares and the Redeemable Preferred Shares may be issued and sold by the Corporation each from time to time by resolution of the Directors of the Corporation.

2.2 The rights attaching to the Redeemable Preferred Shares to the Voting Common Shares and to the Non-Voting Common Shares shall be as follows:

     (a) The holder of Voting Common Shares shall be entitled to one (1) vote for each Voting Common Share. The holders of Non-Voting Common Shares shall not be entitled to a vote for any Non-Voting Common Share.

     (b) All or part of the Redeemable Preferred Shares at any time outstanding may at any time and from time to time be purchased or be redeemed by the Corporation on any date fixed by the Corporation at an amount equal to the capital paid up thereon.

     (c) In the event of liquidation, dissolution or winding-up of the Corporation or other distribution of its assets to the shareholders for the purpose of winding up its affairs, the holders of the Redeemable Preferred Shares shall be entitled to receive the amount paid up on such shares before any amount is paid or any property or assets of the Corporation are distributed to the holders of any Voting Common Shares or Non-Voting Common Shares or shares of any other class ranking junior to the Redeemable Preferred Shares. Upon payment of the amounts payable to them as provided above, the said holders of the Redeemable Preferred Shares shall not be entitled to share in any further distribution of the property or assets of the Corporation.

     (d) The holders of the Redeemable Preferred Shares shall not be entitled as of right to subscribe for or purchase or receive any part of any issue of shares or bonds, debentures or other securities of the Corporation now or hereafter authorized.

2.3 The capital of the Corporation may be increased, divided, converted, consolidated and dealt with in accordance with the law then prevailing and new capital may be issued having attached thereto any preferred, special, qualified or deferred rights, privileges, conditions or restrictions, including any preference or priority in the payment of dividends or the distribution of assets, or voting or otherwise over any other shares, whether common or preferred, and whether issued or not.

2.4 Any and all shares of the Corporation may be issued at the times and to the person and for the consideration that the directors determine. The shares of each class may be issued in one or more series and the directors may fix the number of shares in each series and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of each series.

                          THIS IS SCHEDULE "B" TO THE
                           ARTICLES OF INCORPORATION
                            DATED AUGUST 18, 1987 OF

                        RIVERVIEW MANAGEMENT CORPORATION


(a) the number of members for the time being shall be limited to fifty (50) (exclusive of persons who are in the employment of the Corporation and persons who, having been formerly in the employment of the Corporation, were while in such employment and have continued after the termination of such employment to be members of the Corporation); but where two (2) or more persons hold one(1) or more shares of the Corporation jointly, they shall for the purposes of this article, be treated as a single member;

(b) no invitation shall be made to the public to subscribe for any shares, debentures or other securities of the Corporation;

(c) the right of the Shareholders to transfer or dispose of their shares shall be subject to the approval of the Board of Directors, and also to the provisions of any agreement restricting the transfer or disposal of the shares in question provided that a notice of the existence of such agreement has been made by authority of the Board on the Shares Certificate representing the shares in question prior to such Share Certificate being presented for transfer.

                          THIS IS SCHEDULE "C" TO THE
                           ARTICLES OF INCORPORATION
                            DATED AUGUST 18, 1987 OF

                        RIVERVIEW MANAGEMENT CORPORATION


6.0 The Directors of the Corporation from time to time may, without authorization of the shareholders:

     (a)  borrow money upon the credit of the Corporation;

     (b) issue, re-issue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantee of the Corporation, whether secured or unsecured;

     (c) give a guarantee on behalf of the Corporation to secured performance of any person; and

     (d) charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable property of the Corporation including book debts, rights, powers, franchises and undertaking, to secure any obligation, present or future, of the Corporation.

The Directors may, from time to time, delegate to such one or more of the Directors or Officers of the Corporation as may be designated by the Directors all or any of the powers conferred on the Directors by the foregoing or by the Business Corporations Act, to such extent and in such manner as the Directors shall determine at the time of each such delegation. Nothing in this provision limits or restricts the borrowing of money by the Corporation on bill of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

6.1 The Directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional Directors shall not at any time exceed one-third of the number of Directors who held office at the expiration of the last annual meeting of the Corporation.

6.2 Directors of the Corporation shall be elected for terms not later than the close of the third annual meeting following their election. The terms of office of each director shall be staggered as required from time to time to ensure that as close to one-third of the board as may be reasonably practicable shall be up for election at each annual meeting of shareholders to be held for the next 3 annual meeting of shareholders following the election. If neither the resolution, notice of meeting or information circular relating to a meeting at which directors are to be elected for varying terms of office specify the term for each individual director, the director or directors receiving the most votes shall serve the longest terms, and for such purposes where two or more nominees receive the same number of votes, a nominee whose name appears prior to any other nominee or nominees in the resolution electing the directors shall be deemed to have a greater number of votes than such other nominee or nominees.